UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

current report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
December 29, 2020
Date of Report (Date of Earliest Event Reported)

LIFE STORAGE, INC.
LIFE STORAGE LP
(Exact Name of Registrant as Specified in Its Charter)

Maryland (Life Storage, Inc.)	1-13820	16-1194043

Delaware (Life Storage LP)	0-24071	16-1481551
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6467 Main Street
Williamsville, New York 14221
(Address of Principal Executive Offices)
(716)
633-1850
(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (
see
General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Life Storage, Inc.:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LSI	New York Stock Exchange
Life Storage LP:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or
Rule 12b-2 of
the Securities Exchange Act of
1934 (§240.12b-2 of
this chapter).
Life Storage, Inc.:
Emerging growth company  ☐
Life Storage LP:
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Life Storage, Inc.  ☐
Life Storage LP  ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On December 29, 2020, Life Storage, Inc. (the “Company”), Life Storage LP (the “Operating Partnership”), and Life Storage Holdings, Inc. (the “General Partner”) entered into separate Equity Distribution Agreements (the “Equity Distribution Agreements”) with each of Wells Fargo Securities, LLC, Truist Securities, Inc., Jefferies LLC, HSBC Securities (USA) Inc., Citigroup Global Markets Inc. and BTIG, LLC (the “Sales Agents”), pursuant to which the Company may sell from time to time, in a continuous equity offering program under its Registration Statement on Form
S-3
(File
No. 333-225620),
up to $500,000,000 in aggregate offering price of shares of the Company’s common stock, par value $0.01 per share (the “Shares”), through the Sales Agents, acting as the Company’s agent and/or principal. Sales of the Shares made pursuant to the Equity Distribution Agreements, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market” offerings, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange.    Each Sales Agent will receive from the Company a commission of up to 2% of the gross sales price of all shares sold through it under the applicable Equity Distribution Agreement.
The Company, the Operating Partnership and the General Partner made certain customary representations, warranties and covenants in each of the Equity Distribution Agreements and also agreed to indemnify the Sales Agents against certain liabilities, including liabilities under the Securities Act of 1933, as amended.
This Current Report on Form
8-K
shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.    The form of the Equity Distribution Agreements is filed as Exhibit 1.1 to this Current Report on Form
8-K
and the description of the material terms of such Equity Distribution Agreements in this Item 1.01 are qualified in their entirety by reference to such Exhibit, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description

1.1	Form of Equity Distribution Agreements, dated December 29, 2020, by and among Life Storage, Inc., Life Storage LP, Life Storage Holdings, Inc., and the Sales Agents

5.1	Opinion of Phillips Lytle LLP regarding the legality of securities being registered

5.2	Opinion of Venable LLP regarding Maryland law

23.1	Consent of Phillips Lytle LLP (included in Exhibit 5.1)

23.2	Consent of Venable LLP (included in Exhibit 5.2)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this Report to be signed on their behalf by the undersigned, thereunto duly authorized.

LIFE STORAGE, INC.

Date: December 29, 2020

	By	/s/ Andrew J. Gregoire
	Name:	Andrew J. Gregoire
	Title:	Chief Financial Officer

LIFE STORAGE LP

Date: December 29, 2020	By:	LIFE STORAGE HOLDINGS, INC., as General Partner

	By	/s/ Andrew J. Gregoire
	Name:	Andrew J. Gregoire
	Title:	Chief Financial Officer